SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                                  NUMEREX CORP.
                 (Exact Name of Issuer as Specified in Charter)

        Pennsylvania                    0-22920                  11-2948749
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                              1600 Parkwood Circle
                                    Suite 200
                                Atlanta, Georgia
                    (Address of principal executive offices)

                                   30339-2119
                                   (Zip code)

                                 (770) 693-5950
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

      On August 5, 2003, Numerex Corp. issued a press release announcing its financial results for the three months and six months ended June 30, 2003. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

Item 7. Financial Statements and Exhibits

      (c) Exhibits

      99.1 Text of Press Release, dated August 5, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NUMEREX CORP.
                                    (Registrant)

                                    /s/ Stratton J. Nicolaides
                                    -------------------------------------
                                    Stratton J. Nicolaides, Chairman and
                                    Chief Executive Officer

Date: August 5, 2003